SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) August 1, 1996

                           REGENCY REALTY CORPORATION
             (Exact name of registrant as specified in its charter)



         Florida                     1-12298                   59-3191743
(State or other jurisdiction        Commission               (IRS Employer
     of incorporation)            File Number)             Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                      32202
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number including area code:               (904)-356-7000



                             Not Applicable
            Former name or former address, if changed since last report)

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ITEM 2.                                         ACQUISITION OF ASSETS

Regency Realty Corporation, through its wholly-owned subsidiaries (together the "Company") acquired four shopping centers (the "Acquisition Properties") during the months of May, July, and August, 1996. The combined purchase price of these acquisitions, as provided below, exceeds 10% of the Company's total assets. The acquisitions were made pursuant to separate purchase agreements, the sellers of which are unrelated to the Company. All of the properties currently operate as neighborhood or community retail shopping centers, and will continue as such. The purchase price of each shopping center was funded from the Company's revolving line of credit with Wells Fargo Realty Advisors Funding, Inc.

The factors considered by the Company in determining the price to be paid for the shopping center included historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company also took into consideration capitalization rates at which it believes other shopping centers have recently sold. No separate independent appraisals were obtained for the Acquisition Properties.


The following summarizes the Acquisition Properties:

Property       Acquisition    Acquisition                           Occupancy at
  Name            Costs           Date         GLA     City/State   Acquisition
  ----            -----           ----         ---     ----------   -----------

Welleby Plaza    $7,251,320     5-31-96      109,949    Sunrise, FL       95.2%
Union Square     $7,189,358     7-16-96       97,191    Monroe, NC        94.7%
City View        $5,569,614     7-16-96       77,550    Charlotte, NC     98.5%
Palm Harbor     $12,967,307      8-1-96      159,369    Palm Coast, FL   100.0%
                -----------                  -------
Total           $32,977,599                  440,059
                ===========                  =======






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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


A.       Financial Statements and Pro Forma Financial Information

         Audited Financial Statements of the Acquisition Properties are currently unavailable; however, they will be filed together with the Pro Forma Financial Statements of the Company as soon as they are available, but in no event beyond 60 days of the required filing date of this report.


B.       Exhibits:

10.      Material Contracts


         (a) Purchase and Sale Agreement dated April 16, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser, and Connecticut General Life Insurance Company, on Behalf of its Separate Account R as seller, relating to the acquisition of Welleby Plaza.

         (b) Purchase and Sale Agreement dated June 19, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as buyer, and Norcom Development, Inc. as seller, relating to the acquisition of City View Shopping Center and Union Square Shopping Center.

         (c) Purchase and Sale Agreement dated March 29, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as buyer, and Palm Harbour Centers Associates as seller, relating to the acquisition of Palm Harbour Shopping Village.




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     REGENCY REALTY CORPORATION
                                  (registrant)



August 6 , 1996                             By: /s/ J. Christian Leavitt
                                               ----------------------------
                                                    J. Christian Leavitt
                                                    Vice President and Treasurer




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                                                       EXHIBIT INDEX



10.      Material Contracts


         (a) Purchase and Sale Agreement dated April 16, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser, and Connecticut General Life Insurance Company, on Behalf of its Separate Account R as seller, relating to the acquisition of Welleby Plaza.

         (b) Purchase and Sale Agreement dated June 19, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as buyer, and Norcom Development, Inc. as seller, relating to the acquisition of City View Shopping Center and Union Square Shopping Center.

         (c) Purchase and Sale Agreement dated March 29, 1996, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as buyer, and Palm Harbour Centers Associates as seller, relating to the acquisition of Palm Harbour Shopping Village.

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